[CONFORMED COPY]


                 AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT


         AMENDMENT AND WAIVER dated as of April 27, 2000 to the Amended and Restated Credit Agreement dated as of June 8, 1999, as amended by Amendment No. 1 dated as of October 15, 1999 and Amendment No. 2 dated as of January 23, 2000 (as so amended, the "Credit Agreement"), among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "Borrowers"), the BANKS party thereto (the "Banks"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                      W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and the Banks have agreed to grant a waiver of certain provisions thereof as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, on and after the Effective Date (as defined in Section 8 below), refer to the Credit Agreement as amended hereby.

     Section 2. Resetting of the Availability Limit and the Debt Limit. (a) The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is amended by to read in its entirety as follows:

         "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii)
$75,175,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

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         (b) Effective on and as of the  Effective  Date,  the "Debt Limit",  as
determined in accordance with subsection (b) of Section 4.17 of the Credit Agreement, shall be $75,175,000.

         Section 3. Waiver of the Asset Sale Covenant. The Banks hereby waive compliance by the Borrowers with the requirement in subsection (b) of Section
4.27 of the Credit Agreement that the net proceeds of all sales of Property by HEC and its Subsidiaries not exceed $5,000,000 during any period of six consecutive calendar months, such waiver being granted for the limited purpose of permitting HEC and its Subsidiaries to sell all of the Properties of the Borrowers located in Toole County, Montana for an aggregate purchase price of approximately $1,650,000, respectively, in each case substantially on the terms described by HEC to the Banks prior to the date hereof.

         Section 4. No Other Waivers. Other than as specifically provided herein, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent, the Collateral Agent or the Banks under the Credit Agreement or any other Financing Document or of any other term or condition thereof.

         Section 5. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

         Section 6. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         Section 7. Counterparts. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 8. Effectiveness. This Amendment and Waiver shall become effective on the date (the "Effective Date") on which the Agent shall have received (i) from the Borrowers and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof and (ii) evidence reasonably satisfactory to it that the sale of all the Properties of the Borrowers located in Toole County, Montana shall have been consummated substantially on the terms described by HEC to the Banks prior to the date hereof, for an unadjusted purchase price of not less than $1,650,000.

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         IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment and
Waiver to be duly executed as of the date first above written.


                                            HALLWOOD ENERGY CORPORATION



                                            By:   /s/ William J. Baumgartner
                                                  Title:   Vice President


                                            HALLWOOD CONSOLIDATED
                                                RESOURCES CORPORATION



                                            By:   /s/ William J. Baumgartner
                                                  Title:   Vice President



                                            HALLWOOD ENERGY PARTNERS, L.P.


                                            By: HEC Acquisition Corp., its
                                                   General Partner

                                                 By:  /s/ William J. Baumgartner
                                                        Title:   Vice President




(NY) 27008/757/AMEND/amend00.3conf




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                                            MORGAN GUARANTY TRUST
                                                  COMPANY OF NEW YORK



                                            By:   /s/ John Kowalczuk
                                                  Title:   Vice President


                                            FIRST UNION NATIONAL BANK



                                            By:   /s/ Robert R. Wetteroff
                                                  Title:   Senior Vice President


                                            BANK OF AMERICA, N.A., formerly
                                                  NATIONSBANK, N.A.



                                            By:   /s/ James R. Allred
                                                  Title:   Managing Director

(NY) 27008/757/AMEND/amend00.3conf




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Acknowledged by:

                                    HALLWOOD LA PLATA, LLC
                                    LA PLATA ASSOCIATES, LLC

                                    By: HALLWOOD PETROLEUM, INC.

                                    By:/s/ William J. Baumgartner
                                         Title: Vice President

                                    The Manager of Hallwood La Plata LLC and La
                                            Plata Associates LLC

                                    CONCISE OIL AND GAS PARTNERSHIP
                                    EM NOMINEE PARTNERSHIP COMPANY
                                    MAY ENERGY PARTNERS OPERATING
                                                 PARTNERSHIP LTD.

                                    By: HEC ACQUISITION CORP.

                                    By:/s/ William J. Baumgartner
                                         Title: Vice President

                                    The  General  Partner of Concise Oil and Gas
                                    Partnership, EM Nominee Partnership Company,
                                    May Energy  Partners  Operating  Partnership
                                    LTD.

                                    HALLWOOD CONSOLIDATED PARTNERS,
                                    L.P.

                                    By: HALLWOOD CONSOLIDATED
                                    RESOURCES CORPORATION

                                    By:/s/ William J. Baumgartner
                                         Title: Vice President

                                    The General Partner of Hallwood Consolidated
                                            Partners, L.P.


(NY) 27008/757/AMEND/amend00.3conf




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                                           SCHEDULE A


                                  [to be provided by Hallwood]

(NY) 27008/757/AMEND/amend00.3conf



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